UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 9, 2015

Date of Report (Date of earliest event reported)

PRECISION CASTPARTS CORP.

(Exact name of registrant as specified in its charter)

State of Oregon	1-10348	93-0460598
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4650 S.W. Macadam Avenue

Suite 400

Portland, Oregon 97239-4254

(Address of principal executive offices)

(503) 946-4800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Precision Castparts Corp. (the “Company”) is clarifying a forward-looking statement included in its Annual Report on Form 10-K. This clarification is consistent with the information provided on the Company’s conference call on May 13, 2015 regarding its fourth quarter fiscal 2015 earnings. In its Annual Report, the Company stated that it expected modest margin expansion in its Forged Products segment compared to fiscal 2015. Instead, it should have stated that it expected modest margin expansion in its Forged Products segment in fiscal 2016 compared to the fourth quarter of fiscal 2015.

The statements regarding expected operating margins are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may materially differ materially because of a number of risks and uncertainties, including but not limited to fluctuations in the aerospace, power generation, and general industrial cycles; the relative success of the Company’s entry into new markets; competitive pricing; the financial viability of the Company’s significant customers; the concentration of a substantial portion of the Company’s business with a relatively small number of key customers; the impact on the Company of customer or supplier labor disputes; demand, timing, and market acceptance of new commercial and military programs, and the Company’s ability to accelerate production levels to meet order increases on new or existing programs in a timely fashion; the availability and cost of energy, raw materials, supplies, and insurance; the cost of pension and postretirement medical benefits; equipment failures; product liability claims; cybersecurity threats; relations with the Company’s employees; the Company’s ability to manage operating costs and to integrate acquired businesses in an effective manner, including the ability to realize expected synergies; the timing of new acquisitions; misappropriation of the Company’s intellectual property rights; governmental regulations and environmental matters; risks associated with international operations and world economies; the relative stability of certain foreign currencies; fluctuations in oil & gas prices and production; the impact of adverse weather conditions or natural disasters; the availability and cost of financing; and the implementation of new technologies and process improvements. Any forward-looking statements should be considered in light of these factors. The Company undertakes no obligation to update any forward-looking information to reflect anticipated or unanticipated events or circumstances after the date of this document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION CASTPARTS CORP.

Date: June 9, 2015

	By:	/s/ SHAWN R. HAGEL
	Name:	Shawn R. Hagel
	Title:	Executive Vice President and Chief Financial Officer